Capital Disclosures (Tables)	12 Months Ended
Dec. 31, 2023
Text Block 1 [Abstract]
Disclosure of Reconciliation of Net debt to EBITDA ratio [Table Text Block]
The capital structure of the Com
pan
y consists of net debt plus shareholders’ equity.

Years ended December 31,	2023	2022
Long-term debt	$1,214,918	$1,390,325
Cash and cash equivalents	(126,089)	(253,776)
Net debt	$1,088,829	$1,136,549
Total shareholders’ equity	1,394,022	1,542,908

Total capital	$2,482,851	$2,679,457